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EXHIBIT 10.32

MORTGAGE #3362109701

     THIS PROMISSORY NOTE MODIFICATION AGREEMENT ("Agreement") made this 27th day of December, 2002 by and between ST. MICHAELS BANK (THE "Bank") and DCA of Vineland, LLC ("Borrower(s)").

     WHEREAS, the Bank has loaned to Borrower(s) the principal sum of $700,000.00, balance now of $665,037.96, which Borrower(s) promised to repay in accordance with the terms of a Promissory Note ("Note") dated November 2, 2000 secured by a certain Mortgage or Deed of Trust of even date therewith; and

     WHEREAS the Borrower(s) and Bank desire to amend certain provisions of the Note.

     NOW, THEREFORE, in consideration of the premises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

     1.  The facts set forth above are true and accurate in each respect.

     2.  The Note is hereby amended as follows:

         a. Commencing on January 2, 2003 your monthly payment of principal payment will be $2,216.79 plus accrued interest.

         b. Commencing on December 16, 2002 the rate of interest will be the Bank's Prime Rate Plus 1% floating.

         c. Such monthly installments shall continue until the entire indebtedness evidenced by the Note is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on December 2, 2007.

     3. The term "Note" as used in the Note shall mean the Note as modified herein unless the context clearly indicates or dictates a contrary meaning.

     4. Borrower(s) will execute such confirmatory instruments with respect to the Note as the Bank may require.

     5. Borrower(s) ratify and confirm all of their liabilities and obligations under the Note and agree that, except as expressly modified in this Agreement, the Note continues in full force and effect as if set forth specifically herein. The parties hereto agree that this Agreement shall not be construed as an agreement to extinguish the original obligations under the Note and shall not constitute a novation as to the obligations of Borrower(s) under the Note.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the day and year first above written.

WITNESS:

/s/ Gilda C. Gort                     /S/ Daniel R. Ouzts
---------------------------------     -------------------------------- (SEAL)
GILDA C. GORT                         DANIEL R. OUZTS

ATTEST:                               ST. MICHAELS BANK

                                      /s/ Clifford L. Hilk
---------------------------------     -------------------------------- (SEAL)
                                      SR. VICE PRESIDENT

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